SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             April 2, 1999
                                                --------------------------------


                             APAC TELESERVICES, INC.
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               (Exact name of registrant as specified in charter)


     Illinois                        0-26786                       36-2777140
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             file number)             Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL                    60015
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(Address of principal executive offices)                              (zip code)




Registrant's telephone number, including area code   847/374-4980
                                                  ------------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On April 2, 1999, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.               Description of Document
                  --------------------------------------------------------------

                  (99.1) Press release dated April 2, 1999, issued by the Registrant.


                                   SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 7, 1999                      APAC TELESERVICES, INC.


                                            By:      /s/ Mark O. Remissong
                                               ---------------------------------
                                                     Mark O. Remissong
                                                     Chief Financial Officer